UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 34.1%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 0.2%
DaimlerChrysler North America Holding Corp., Notes	5.875%	3/15/11	500,000		$511,430
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	3,315,000		3,565,137
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	1,390,000		1,589,920
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	5,000,000		5,364,380
Motors Liquidation Co.	9.450%	11/1/11	2,514,000		779,340	(a)
Motors Liquidation Co.	8.100%	6/15/24	368,000		116,840	(a)
Motors Liquidation Co.	8.375%	7/5/33	9,520,000	EUR	4,153,006	(a)
Motors Liquidation Co., Debentures	9.400%	7/15/21	674,000		210,625	(a)
Motors Liquidation Co., step bond	0.000%	3/15/36	8,887,000		1,533,007	(a)

Total Automobiles					17,823,685

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	5,385,000		5,142,675

Hotels, Restaurants & Leisure - 0.2%
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,070,000		438,700	(a)(b)
Marriott International Inc.	5.810%	11/10/15	7,950,000		8,819,722
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000		363,169
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	1,270,000		1,069,975
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,645,000		1,873,244
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	245,000		186,200
Station Casinos Inc., Senior Notes	7.750%	8/15/16	9,760,000		976	(a)(b)

Total Hotels, Restaurants & Leisure					12,751,986

Media - 2.0%
CBS Corp.	7.625%	1/15/16	5,500,000		6,506,104
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	3,670,000		4,156,275	(c)
Comcast Cable Communications Inc., Senior Notes	6.750%	1/30/11	210,000		214,082
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000		51,715
Comcast Corp., Bonds	5.650%	6/15/35	7,630,000		7,702,470
Comcast Corp., Notes	6.500%	1/15/15	3,760,000		4,408,589
Comcast Corp., Notes	5.875%	2/15/18	10,000		11,538
Comcast Corp., Notes	6.450%	3/15/37	11,109,000		12,340,699
Comcast Corp., Senior Notes	6.500%	1/15/17	3,660,000		4,353,925
Comcast Corp., Senior Notes	6.950%	8/15/37	8,450,000		9,908,386
Comcast Corp., Senior Notes	6.400%	3/1/40	1,525,000		1,695,547
COX Communications Inc., Senior Notes	5.450%	12/15/14	6,790,000		7,680,984
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	500,000		523,125
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	1,105,000		1,243,125
DISH DBS Corp., Senior Notes	7.000%	10/1/13	6,340,000		6,728,325
DISH DBS Corp., Senior Notes	6.625%	10/1/14	255,000		266,475
DISH DBS Corp., Senior Notes	7.750%	5/31/15	3,675,000		3,918,469
Gannett Co. Inc.	6.375%	4/1/12	4,560,000		4,719,600
News America Inc.	6.750%	1/9/38	200,000		225,924
News America Inc., Senior Notes	6.200%	12/15/34	260,000		280,871
News America Inc., Senior Notes	6.650%	11/15/37	1,330,000		1,529,884
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	12,205,000		16,057,411
Sun Media Corp., Senior Notes	7.625%	2/15/13	1,125,000		1,130,625
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	15,640,000		20,654,090
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	20,250,000		26,144,309
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	6,785,000		7,829,625
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000		25,920
Time Warner Inc., Senior Notes	4.700%	1/15/21	2,150,000		2,278,110
Viacom Inc.	6.250%	4/30/16	6,750,000		7,917,575

Total Media					160,503,777

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Multiline Retail - 0.2%
J.C. Penney Co. Inc., Debentures	7.400%	4/1/37	690,000	$696,038
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	4,414,018	4,585,061	(d)
Sears Holding Corp., Senior Secured Notes	6.625%	10/15/18	3,460,000	3,460,000	(c)
Target Corp.	4.000%	6/15/13	5,340,000	5,759,024

Total Multiline Retail				14,500,123

Specialty Retail - 0.3%
Autozone Inc.	6.950%	6/15/16	10,890,000	13,030,615
Home Depot Inc.	5.250%	12/16/13	5,510,000	6,148,052
Home Depot Inc.	5.400%	3/1/16	8,230,000	9,370,555

Total Specialty Retail				28,549,222

TOTAL CONSUMER DISCRETIONARY				239,271,468

CONSUMER STAPLES - 2.1%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	14,670,000	16,559,364
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,620,000	5,090,704
Diageo Finance BV	3.250%	1/15/15	11,360,000	12,013,586
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	6,100,000	7,547,195
PepsiCo Inc., Senior Notes	7.900%	11/1/18	210,000	279,778

Total Beverages				41,490,627

Food & Staples Retailing - 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	16,900,000	20,508,268
CVS Corp.	5.789%	1/10/26	105,513	110,050	(c)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	495,952	498,457	(c)(e)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	5,376,446	5,677,312
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	15,786,763	16,705,079
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	3,086,191	3,475,699
Delhaize Group, Senior Notes	6.500%	6/15/17	120,000	143,086
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,518,192
Kroger Co., Senior Notes	6.150%	1/15/20	1,830,000	2,174,510
Safeway Inc., Senior Notes	6.350%	8/15/17	310,000	366,337
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	216,539
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,724,758

Total Food & Staples Retailing				54,118,287

Food Products - 0.4%
Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2	8.620%	1/2/25	7,604,620	8,726,302	(e)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	18,810,000	21,011,692
Unilever Capital Corp.	7.125%	11/1/10	1,450,000	1,457,058

Total Food Products				31,195,052

Household Products - 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	13,255,000	13,486,962	(c)

Tobacco - 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,630,000	15,589,562
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,720,000	1,859,979
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	9,481,364
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	100,000	117,306

Total Tobacco				27,048,211

TOTAL CONSUMER STAPLES				167,339,139

ENERGY - 4.9%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	230,000	293,531
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	5,355,000	5,515,650
Transocean Inc., Senior Notes	5.250%	3/15/13	360,000	378,617
Transocean Ltd.	6.000%	3/15/18	6,015,000	6,397,554

Total Energy Equipment & Services				12,585,352

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - 4.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	10,067,000	$10,887,561
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	5,660,000	6,237,065
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	15,000	18,241
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	2,165,000	2,167,604
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	272,190
Apache Corp., Senior Notes	5.100%	9/1/40	15,000,000	15,090,765
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	19,410,000	21,140,052
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,440,000	6,700,343
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	270,000	282,825
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	5,855,000	6,308,762
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	3,720,000	3,887,400
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	1,970,000	2,004,475
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	8,594,000	8,787,365
Conoco Funding Co.	7.250%	10/15/31	810,000	1,044,197
ConocoPhillips	5.900%	10/15/32	10,000	11,426
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	638,000	819,836
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	5,910,000	6,456,675	(c)
Devon Energy Corp.	6.300%	1/15/19	14,500,000	17,545,754
Devon Energy Corp., Debentures	7.950%	4/15/32	210,000	284,610
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,267,000	3,390,718
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,000,000	20,175,454
Energy Transfer Partners LP	6.125%	2/15/17	5,305,000	5,885,192
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	13,630,000	18,082,267
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	4,300,000	4,959,629
Gazprom, Loan Participation Notes	6.212%	11/22/16	1,996,000	2,120,750	(c)
Hess Corp., Notes	8.125%	2/15/19	22,800,000	29,977,873
Hess Corp., Notes	7.875%	10/1/29	5,290,000	6,847,979
Hess Corp., Notes	7.300%	8/15/31	1,035,000	1,273,276
Kerr-McGee Corp., Notes	6.950%	7/1/24	2,780,000	3,032,619
Kerr-McGee Corp., Notes	7.875%	9/15/31	7,540,000	8,566,292
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,447,000	1,647,310
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	40,000	41,009
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	7,670,000	8,233,845
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	21,595
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	1,879,000	2,051,111
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	5,190,000	5,854,367
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,600,000	18,991,622
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	360,000	423,500
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	1,285,000	976,600
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	6,170,000	6,640,462
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,623,000	23,621,614
Pemex Project Funding Master Trust, Senior Notes	0.896%	12/3/12	104,000	103,220	(c)(f)
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,250,000	6,996,031
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,457,000	6,041,145
QEP Resources Inc., Senior Notes	6.875%	3/1/21	6,550,000	7,090,375
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	6,330,000	6,583,200
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	5,170,000	5,338,025	(c)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	470,000	465,300	(c)
Seariver Maritime Financial Holdings	0.000%	9/1/12	70,000	66,833
Shell International Finance BV, Senior Notes	4.375%	3/25/20	2,220,000	2,443,692
Shell International Finance BV, Senior Notes	6.375%	12/15/38	11,845,000	15,018,157
Williams Cos. Inc., Debentures	7.500%	1/15/31	733,000	829,362
Williams Cos. Inc., Notes	7.875%	9/1/21	2,340,000	2,841,237
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	392,000	447,850
Williams Partners LP, Senior Notes	5.250%	3/15/20	13,680,000	14,871,186
XTO Energy Inc., Senior Notes	7.500%	4/15/12	971,000	1,069,811
XTO Energy Inc., Senior Notes	5.500%	6/15/18	7,710,000	9,235,994

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
XTO Energy Inc., Senior Notes	6.500%	12/15/18	12,341,000	$15,715,066

Total Oil, Gas & Consumable Fuels				377,918,714

TOTAL ENERGY				390,504,066

FINANCIALS - 13.3%
Capital Markets - 2.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	925,000	1,077,411
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	25,140,000	30,623,914
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	150,000	142,594	(f)(g)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,810,000	1,536,238	(f)(g)
Goldman Sachs Group Inc.	5.625%	1/15/17	1,420,000	1,503,696
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	4,385,000	4,673,432
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	3,892,000	4,197,382
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	1,184,000	1,271,196
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	3,599,000	3,911,724
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	584,000	614,202
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	2,429,000	2,528,217
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	44,380,000	46,777,053
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	5,550,000	1,484,625	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	80,340,000	21,490,950	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	5,530,000	553	(a)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	1,690,000	373,913	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	8,690,000	1,922,663	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	528	(a)
Merrill Lynch and Co. Inc.	6.050%	5/16/16	390,000	415,112
Morgan Stanley, Medium-Term Notes	0.975%	10/18/16	7,380,000	6,485,574	(f)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	16,755,000	17,754,402
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	8,460,000	8,835,353
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	11,430,000	11,929,765
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	4,870,000	5,135,025

Total Capital Markets				174,685,522

Commercial Banks - 3.9%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	2,240,000	1,610,000	(f)(g)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	12,310,000	13,265,675	(c)
Bank One Corp., Subordinated Notes	5.900%	11/15/11	2,000,000	2,108,456
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	459,000	475,065	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	3,955,000	4,384,604
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	11,715,000	12,704,730	(c)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,260,000	10,965,016	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,390,000	4,758,980	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	22,940,000	24,545,800	(c)(f)(g)
Glitnir Banki HF, Notes	6.330%	7/28/11	10,670,000	3,254,350	(a)(b)(c)
Glitnir Banki HF, Notes	6.375%	9/25/12	18,040,000	5,502,200	(a)(b)(c)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	60,000	52,800	(c)(f)(g)
HBOS Treasury Services PLC	5.250%	2/21/17	4,570,000	4,964,706	(c)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	2,090,000	1,994,010	(c)(f)(g)
Hypothekenbank in Essen AG	5.000%	1/20/12	1,380,000	1,448,560	(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	7,003,000	7,039,065	(c)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	4,969,000	4,994,595	(c)(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	9,030,000	9,137,258	(c)
Korea Development Bank	5.500%	11/13/12	60,000	64,354
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	28,520,000	3,065,900	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	12,300,000	12,596,664	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	1,720,000	1,801,838	(c)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	6,300,000	6,457,500
Nordea Bank AB, Senior Notes	3.700%	11/13/14	9,790,000	10,340,795	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Nordea Bank AB, Senior Notes	4.875%	1/27/20	950,000	$1,030,418	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	13,172,000	17,123,600	(c)(f)(g)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	12,200,000	11,958,672	(c)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,500,000	5,568,750	(a)(f)(g)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	20,510,000	22,318,223
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	4,130,000	4,345,053
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	21,330,000	21,553,005
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	15,000,000	15,217,770	(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	26,025,000	17,070,214	(c)(f)(g)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	13,440,000	14,107,538	(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	3,140,000	2,920,200	(f)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	8,420,000	7,388,550	(f)(g)
Wachovia Corp., Senior Notes	5.750%	2/1/18	17,430,000	19,862,879
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	720,000	782,618
Wells Fargo & Co., Notes	5.300%	8/26/11	75,000	78,253
Wells Fargo & Co., Subordinated Notes	5.000%	11/15/14	130,000	140,366
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	6,995,000	6,815,208

Total Commercial Banks				315,814,238

Consumer Finance - 1.2%
Ally Financial Inc., Senior Notes	6.625%	5/15/12	177,000	183,195
Ally Financial Inc., Senior Notes	8.300%	2/12/15	320,000	348,800	(c)
Ally Financial Inc., Senior Notes	8.000%	3/15/20	950,000	1,037,875	(c)
American Express Co., Subordinated Debentures	6.800%	9/1/66	10,485,000	10,485,000	(f)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	29,790,000	32,999,783
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	5,440,000	4,542,400
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	290,000	331,853
HSBC Finance Corp.	7.000%	5/15/12	160,000	173,018
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	520,000	568,730
SLM Corp.	5.000%	4/15/15	740,000	709,411
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	11,400,000	11,171,818
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	25,005,000	24,331,490
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	4,690,000	4,466,198
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	4,160,000	3,198,919

Total Consumer Finance				94,548,490

Diversified Financial Services - 5.2%
Air 2 US, Notes	8.027%	10/1/19	9,845,005	9,598,880	(c)
Bank of America Corp.	5.750%	12/1/17	480,000	513,194
Bank of America Corp., Senior Notes	4.500%	4/1/15	25,520,000	26,776,758
Bank of America Corp., Senior Notes	7.625%	6/1/19	5,845,000	6,931,305
Bank of America Corp., Senior Notes	5.625%	7/1/20	20,750,000	21,926,504
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	2,030,000	2,078,925
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,760,000	6,433,085
Citigroup Inc., Notes	6.500%	8/19/13	150,000	165,731
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,500,000	22,475,872
Citigroup Inc., Senior Notes	6.375%	8/12/14	5,040,000	5,596,799
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,101,000	1,194,661
Citigroup Inc., Senior Notes	6.010%	1/15/15	18,410,000	20,239,936
Citigroup Inc., Senior Notes	5.875%	5/29/37	6,040,000	6,011,262
Citigroup Inc., Senior Notes	6.875%	3/5/38	36,010,000	40,220,505
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	270,000	280,433
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	1,560,000	1,519,415
European Investment Bank, Senior Bonds	4.625%	3/21/12	50,000	52,988
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,175,000	1,277,919
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	53,010,000	54,697,891
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	530,000	588,287
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	2,330,000	2,548,806
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	48,530,000	55,731,609

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	47,395,000	$47,276,512	(f)
ILFC E-Capital Trust I	5.900%	12/21/65	24,400,000	15,982,000	(c)(f)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	7,220,000	4,873,500	(c)(f)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	5,440,000	5,834,400	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	27,110,000	29,007,700	(c)
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	4,430,000	4,822,285
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	537,271
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	60,000	67,909
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	7,400,000	7,416,813	(f)(g)
Patrons’ Legacy	5.775%	12/23/63	8,900,000	8,577,820	(c)(e)
Pemex Finance Ltd., Notes	9.030%	2/15/11	1,000	1,018
PHH Corp.	7.125%	3/1/13	5,940,000	5,954,850
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	3,575,000	3,785,031	(c)

Total Diversified Financial Services				420,997,874

Insurance - 0.6%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	360,000	308,700
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	5,390,000	5,578,650
ASIF Global Financing XIX	4.900%	1/17/13	2,180,000	2,229,050	(c)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	14,460,000	15,335,134
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	9,345,000	(c)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	2,905,000	2,716,175
MetLife Inc., Senior Notes	7.717%	2/15/19	2,120,000	2,698,122
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,683,695
MetLife Inc., Senior Notes	5.875%	2/6/41	2,770,000	3,012,959
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/67	2,760,000	2,649,600	(f)

Total Insurance				50,557,085

Real Estate Investment Trusts (REITs) - 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	6,240,000	6,636,677

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	350,000	371,803
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,441,000	6,932,345

Total Thrifts & Mortgage Finance				7,304,148

TOTAL FINANCIALS				1,070,544,034

HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,810,000	7,458,298

Health Care Providers & Services - 1.1%
AmerisourceBergen Corp.	5.625%	9/15/12	6,445,000	6,958,428
AmerisourceBergen Corp.	5.875%	9/15/15	5,350,000	6,133,871
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	5,820,000	6,183,750
DaVita Inc., Senior Notes	6.625%	3/15/13	2,179,000	2,214,409
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	12,173,900
HCA Inc., Notes	7.690%	6/15/25	723,000	676,005
HCA Inc., Notes	7.500%	11/6/33	1,105,000	1,013,838
HCA Inc., Senior Notes	7.875%	2/1/11	1,000,000	1,010,000
HCA Inc., Senior Notes	6.300%	10/1/12	299,000	303,485
HCA Inc., Senior Notes	6.250%	2/15/13	1,243,000	1,264,753

HCA Inc., Senior Notes	5.750%	3/15/14	311,000	306,724
HCA Inc., Senior Secured Notes	9.625%	11/15/16	2,865,000	3,108,525	(d)
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	12,423,287
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	1,250,000	1,359,375	(e)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,220,000	1,346,575	(e)
UnitedHealth Group Inc.	4.875%	4/1/13	18,130,000	19,549,742
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	180,000	193,458
WellPoint Inc., Notes	5.875%	6/15/17	3,040,000	3,503,582

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
WellPoint Inc., Notes	7.000%	2/15/19	5,500,000	$6,697,405

Total Health Care Providers & Services				86,421,112

Pharmaceuticals - 1.0%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	24,230,000	27,926,069
Merck and Co. Inc.	6.000%	9/15/17	340,000	413,081
Pfizer Inc., Senior Notes	6.200%	3/15/19	17,695,000	21,787,057
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,990,000	12,102,525	(c)
Wyeth, Notes	5.950%	4/1/37	15,055,000	17,761,483

Total Pharmaceuticals				79,990,215

TOTAL HEALTH CARE				173,869,625

INDUSTRIALS - 2.2%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,200,000	9,893,792
Boeing Co., Senior Notes	4.875%	2/15/20	3,100,000	3,541,307
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	800,000	818,000
Systems 2001 Asset Trust	6.664%	9/15/13	6,504,902	7,176,208	(c)

Total Aerospace & Defense				21,429,307

Airlines - 0.9%
Continental Airlines Inc.	6.503%	12/15/12	1,065,000	1,091,625
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	7,345,953	7,658,156
Continental Airlines Inc., Pass-Through Certificates	6.900%	7/2/19	50,994	53,543
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	9,243,352	9,543,761
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	203,503	212,661
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,950,000	1,964,820	(c)
Delta Air Lines Inc., Pass-Through Certificates	6.619%	3/18/11	479,303	485,869
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	350,000	358,750
Delta Air Lines Inc., Pass-Through Certificates	7.111%	3/18/13	950,000	992,750
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	14,509,854	15,216,484
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.570%	5/18/12	11,140,000	11,206,840
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	8,492,058	8,385,907
Northwest Airlines Inc.	0.904%	2/6/15	1,009,522	903,522	(f)
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,587,202
United Airlines, Pass-Through Trust, Secured Notes	9.750%	1/15/17	5,748,422	6,337,636

Total Airlines				69,999,526

Building Products - 0.2%
Masco Corp.	7.125%	8/15/13	5,830,000	6,212,343
Masco Corp.	6.125%	10/3/16	8,270,000	8,407,448

Total Building Products				14,619,791

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	2,660,000	2,935,975
Waste Management Inc.	5.000%	3/15/14	6,938,000	7,631,744
Waste Management Inc.	7.125%	12/15/17	500,000	612,185
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,110,000	2,315,143

Total Commercial Services & Supplies				13,495,047

Industrial Conglomerates - 0.6%
General Electric Co., Notes	5.000%	2/1/13	7,055,000	7,661,335
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	35,798,000	36,608,395
Tyco International Group SA, Notes	6.000%	11/15/13	5,398,000	6,118,039

Total Industrial Conglomerates				50,387,769

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	4,092,000	4,900,170

TOTAL INDUSTRIALS				174,831,610

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola Inc.	8.000%	11/1/11	10,850,000	11,523,254

IT Services - 0.0%
Electronic Data Systems Corp.	6.000%	8/1/13	775,000	880,832

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
IT Services - continued
International Business Machines Corp	4.750%	11/29/12	40,000	$43,492
International Business Machines Corp., Senior Notes	5.600%	11/30/39	1,500,000	1,726,113

Total IT Services				2,650,437

Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,320,000	1,538,663

TOTAL INFORMATION TECHNOLOGY				15,712,354

MATERIALS - 1.3%
Chemicals - 0.0%
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	810,000	816,075

Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	8,384,000	8,887,040

Metals & Mining - 1.2%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,165,000	9,107,539
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	23,410,000	28,731,748
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	2,590,000	2,821,603	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	14,195,000	15,845,169
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	6,528,000	7,872,200
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	3,732,000	4,159,571
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	5,890,000	6,022,525
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	1,980,000	2,059,200
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	297,000	366,177
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	367,000	445,905
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	611,000	769,432
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,710,000	2,176,842
Vale Overseas Ltd., Notes	6.875%	11/21/36	12,386,000	14,150,485

Total Metals & Mining				94,528,396

Paper & Forest Products - 0.0%
Georgia-Pacific Corp., Notes	8.125%	5/15/11	9,000	9,338

TOTAL MATERIALS				104,240,849

TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.1%
AT&T Inc., Global Notes	5.600%	5/15/18	15,700,000	18,345,874
AT&T Inc., Senior Notes	6.400%	5/15/38	3,257,000	3,722,425
BellSouth Corp.	5.200%	9/15/14	8,250,000	9,277,480
BellSouth Corp., Notes	4.750%	11/15/12	640,000	689,530
British Telecommunications PLC, Bonds	9.875%	12/15/30	11,210,000	15,608,389
British Telecommunications PLC, Senior Notes	9.375%	12/15/10	2,315,000	2,351,559
CenturyTel Inc.	6.000%	4/1/17	8,270,000	8,668,854
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	20,180,000	23,280,718
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,367,000	1,457,564
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	2,460,000	2,669,100	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	6,640,000	6,673,200	(c)
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	14,800,000	14,800,000
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	2,754,000	2,809,080
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,530,000
Qwest Corp., Senior Notes	7.500%	10/1/14	2,680,000	3,028,400
SBC Communications Inc., Notes	5.100%	9/15/14	8,640,000	9,700,862
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	6,280,000	6,776,974
Telecom Italia Capital SA	5.250%	11/15/13	1,260,000	1,353,740
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	3,730,000	3,971,443
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	14,085,000	15,323,508
Verizon Global Funding Corp., Notes	7.375%	9/1/12	155,000	173,716
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	3,942,000	4,251,959
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	4,800,000	5,082,000	(c)
Windstream Corp., Senior Notes	8.625%	8/1/16	574,000	607,005

Total Diversified Telecommunication Services				166,153,380

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - 0.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,290,000	$7,096,479
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	4,980,000	5,371,114
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	18,795,000	25,591,836
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	6,215,000	6,595,669
Rogers Cable Inc., Senior Secured Notes	7.875%	5/1/12	687,000	758,611
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	154,566
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	2,131,178
Sprint Capital Corp., Global Notes	6.900%	5/1/19	720,000	723,600
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	15,757,000	16,859,990
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,440,000	3,612,000

Total Wireless Telecommunication Services				68,895,043

TOTAL TELECOMMUNICATION SERVICES				235,048,423

UTILITIES - 2.0%
Electric Utilities - 0.6%
Detroit Edison Co.	5.200%	10/15/12	10,000	10,807
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,010,000	1,104,365
Exelon Corp., Bonds	5.625%	6/15/35	455,000	460,252
FirstEnergy Corp., Notes	6.450%	11/15/11	142,000	148,803
FirstEnergy Corp., Notes	7.375%	11/15/31	25,665,000	27,886,203
Hydro-Quebec, Global Debentures	6.300%	5/11/11	1,720,000	1,781,779
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	2,650,000	3,004,183
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	40,000	53,141
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	11,790,000	13,093,278
Progress Energy Inc.	7.100%	3/1/11	52,000	53,298

Total Electric Utilities				47,596,109

Gas Utilities - 0.1%
Southern Natural Gas Co., Notes	5.900%	4/1/17	50,000	54,882	(c)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,410,000	11,042,974

Total Gas Utilities				11,097,856

Independent Power Producers & Energy Traders - 1.2%
AES Corp., Senior Notes	7.750%	3/1/14	20,549,000	21,987,430
AES Corp., Senior Notes	7.750%	10/15/15	7,490,000	8,014,300
AES Corp., Senior Notes	8.000%	6/1/20	3,299,000	3,579,415
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	7,205,000	7,709,350	(c)
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	18,958,830	9,052,841	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	45,406,409	45,062,001
NRG Energy Inc., Senior Notes	7.375%	2/1/16	2,546,000	2,619,198
NRG Energy Inc., Senior Notes	7.375%	1/15/17	595,000	609,875

Total Independent Power Producers & Energy Traders				98,634,410

Multi-Utilities - 0.1%
Dominion Resources Inc., Notes	4.750%	12/15/10	1,010,000	1,018,224
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	5,495,000	5,990,907
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	122,424

Total Multi-Utilities				7,131,555

TOTAL UTILITIES				164,459,930

TOTAL CORPORATE BONDS & NOTES (Cost - $2,675,104,606)				2,735,821,498

ASSET-BACKED SECURITIES - 4.2%
FINANCIALS - 4.2%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	3,630,000	3,864,682	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	13,890,000	15,330,935	(c)
Honda Auto Receivables Owner Trust, 2009-2 A3	2.790%	1/15/13	80,000	81,211
Nissan Auto Receivables Owner Trust, 2009-A A3	3.200%	2/15/13	55,000	55,966

Total Automobiles				19,332,794

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Credit Cards - 0.0%
Chase Issuance Trust, 2007-A17 A	5.120%	10/15/14	100,000	$108,811
Chase Issuance Trust, 2009-A2 A2	1.807%	4/15/14	160,000	163,422	(f)

Total Credit Cards				272,233

Diversified Financial Services - 0.0%
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,790,000	(c)(e)

Home Equity - 3.0%
ACE Securities Corp., 2006-GP1 A	0.386%	2/25/31	302,040	225,626	(f)
ACE Securities Corp., 2006-SL3 A1	0.356%	6/25/36	882,183	138,541	(f)
AFC Home Equity Loan Trust, 2002-2 2A	0.556%	6/25/30	361,754	166,510	(f)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.606%	2/25/33	1,451,998	1,160,239	(f)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.797%	11/15/31	200,787	172,718	(f)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.756%	9/25/34	6,914,168	5,628,638	(f)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.536%	2/25/36	1,140,865	1,094,465	(f)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.476%	12/25/36	3,470,397	2,831,372	(c)(f)
CDC Mortgage Capital Trust, 2002-HE1 A	0.876%	1/25/33	360,453	272,470	(f)
Citigroup Mortgage Loan Trust Inc., 2004-RES1 M1	1.231%	11/25/34	7,463,421	5,924,911	(f)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	829,170	799,254
Countrywide Asset-Backed Certificates, 2002-BC1	0.916%	4/25/32	112,820	63,247	(f)
Countrywide Asset-Backed Certificates, 2003-1	0.936%	6/25/33	255,903	149,166	(f)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.876%	9/25/33	637,078	530,622	(f)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	5,140,690	5,097,580	(f)
Countrywide Asset-Backed Certificates, 2004-2 M1	0.756%	5/25/34	390,000	272,088	(f)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.596%	12/25/36	193,070	82,969	(c)(f)
Countrywide Home Equity Loan Trust, 2002-F A	0.607%	11/15/28	219,852	180,067	(f)
Countrywide Home Equity Loan Trust, 2004-I A	0.547%	2/15/34	312,240	168,578	(f)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.397%	7/15/36	280,422	130,448	(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.407%	11/15/36	1,888,641	1,369,794	(f)
Countrywide Home Equity Loan Trust, 2006-RES	0.517%	6/15/29	385,447	177,653	(c)(f)
Credit-Based Asset Servicing and Securitization, 2007-RP1 A	0.566%	5/25/46	26,561,874	16,117,745	(c)(e)(f)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 AF2	5.650%	10/25/36	330,043	331,116	(c)
EMC Mortgage Loan Trust, 2002-B A1	0.906%	2/25/41	390,637	328,366	(c)(f)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.456%	5/25/28	622,838	561,736	(c)(f)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.081%	5/25/34	13,483,957	11,081,130	(f)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.496%	10/25/34	40,612,106	28,493,454	(f)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.006%	2/25/31	3,752,396	2,889,866	(c)(f)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.466%	11/25/36	1,490,201	656,527	(f)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	129,450	83,954
Greenpoint Mortgage Funding Trust, 2005-HE1	0.656%	9/25/34	2,642,058	2,296,477	(f)
GSAA Home Equity Trust, 2005-6 A3	0.626%	6/25/35	5,000,000	3,124,235	(f)
GSAA Home Equity Trust, 2007-6 A4	0.556%	5/25/47	24,440,000	13,472,281	(f)
GSAMP Trust, 2006-S4 A1	0.346%	5/25/36	144,109	8,692	(f)

Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.516%	3/25/31	65,700	43,300	(f)
Indymac Seconds Asset Backed Trust, 2006-A A	0.386%	6/25/36	511,177	60,505	(f)
Lehman XS Trust, 2005-5N 1A1	0.556%	11/25/35	13,662,449	9,674,162	(f)
Lehman XS Trust, 2005-5N 3A1A	0.556%	11/25/35	3,912,701	2,754,142	(f)
Lehman XS Trust, 2006-2N 1A1	0.516%	2/25/46	3,202,917	1,898,869	(f)
Lehman XS Trust, 2006-4N A2A	0.476%	4/25/46	5,270,068	2,577,601	(f)
Lehman XS Trust, 2007-9 1A1	0.376%	6/25/37	467,018	272,263	(f)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.496%	9/25/36	7,239,513	2,689,718	(f)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.416%	10/25/36	5,971,429	2,488,659	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Home Equity - continued
Merrill Lynch Mortgage Investors Inc., 2005-SD1 A2	5.666%	5/25/46	584,869	$579,361	(f)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.706%	2/25/47	19,624,940	9,517,154	(f)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.276%	10/25/33	1,379,542	1,112,554	(f)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.406%	3/25/36	261,693	71,902	(f)
MSCC HELOC Trust, 2005-1 A	0.446%	7/25/17	1,449,446	1,022,071	(f)
Option One Mortgage Loan Trust, 2003-1 A2	1.096%	2/25/33	10,716	8,841	(f)
Option One Mortgage Loan Trust, Series 2002-6, Class A2	1.056%	11/25/32	1,426,229	1,191,467	(f)
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.056%	7/25/35	3,020,698	2,494,091	(f)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.796%	8/25/31	202,942	81,417	(f)
RAAC, 2007-RP2 M1	0.906%	2/25/46	600,000	15,057	(c)(f)
RAAC Series, 2006-RP2 A	0.506%	2/25/37	285,795	185,810	(c)(f)
RAAC Series, 2006-RP3 A	0.526%	5/25/36	30,551	17,360	(c)(f)
RAAC Series, 2006-RP4 A	0.546%	1/25/46	20,337,739	13,649,023	(c)(f)
RAAC Series, 2007-SP3 A1	1.456%	9/25/47	617,219	473,521	(f)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.876%	3/25/34	13,994,861	12,776,426	(f)
Renaissance Home Equity Loan Trust, 2005-1	0.586%	5/25/35	2,096,930	1,666,856	(f)
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.916%	5/25/33	608,464	395,254	(f)
Residential Funding Mortgage Securities II, 2003-HS3	0.546%	8/25/33	131,858	91,987	(f)
Residential Funding Securities Corp., 2002-RP2 A1	1.006%	10/25/32	4,722,610	2,609,242	(c)(e)(f)
SACO I Trust, 2006-3 A3	0.716%	4/25/36	2,312,979	672,388	(f)
SACO I Trust, 2006-5 1A	0.556%	4/25/36	191,209	52,152	(f)
SACO I Trust, 2006-6 A	0.386%	6/25/36	296,816	66,694	(f)
Saxon Asset Securities Trust, 2002-3 M1	1.381%	12/25/32	3,806,142	3,125,215	(f)
Saxon Asset Securities Trust, 2003-3 M1	0.906%	12/25/33	11,276,651	9,376,355	(f)
Securitized Asset Backed Receivables LLC, 2007-BR3 A2B	0.476%	4/25/37	32,787,000	13,752,769	(f)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.486%	2/25/37	16,643,246	7,931,738	(f)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.596%	7/25/29	14,708	7,326	(f)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	7,736,122	7,574,515
Structured Asset Securities Corp., 2005-SC1 1A2	8.601%	5/25/31	558,886	466,067	(c)(f)
Structured Asset Securities Corp., 2006-ARS1 A1	0.366%	2/25/36	676,977	26,361	(c)(f)
Terwin Mortgage Trust, 2006-10SLC A1	2.509%	10/25/37	24,047,593	6,912,625	(c)(f)
Truman Capital Mortgage Loan Trust, 2006-1 A	0.516%	3/25/36	17,124,877	10,296,332	(c)(f)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	2,725	2,587

Total Home Equity				236,764,272

Manufactured Housing - 0.2%
Conseco Finance Securitizations Corp., 2000-4 A6	8.310%	5/1/32	1,726,965	1,415,471	(f)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	77,709	46,195
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	242,948	246,167
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	1,506,277	170,337	(f)
Lehman ABS Manufactured Housing Contract, 2001-B A3	4.350%	5/15/14	2,384,342	2,437,816
Lehman ABS Manufactured Housing Contract, 2001-B A6	6.467%	8/15/28	1,622,002	1,684,365	(f)
Origen Manufactured Housing Contract Trust, 2005-B	5.910%	1/15/37	4,797,000	5,090,438
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,500,000	1,560,694
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	2,100,000	2,196,695
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	154,986	145,643
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	319,992	316,076	(f)
Vanderbilt Mortgage Finance, 1999-D IIB4	3.508%	1/7/30	4,100,000	3,007,478	(f)

Total Manufactured Housing				18,317,375

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Student Loan - 0.7%
EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	8,750,000	$8,604,771	(c)(f)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	10,255,000	10,294,277	(f)
Keycorp Student Loan Trust, 2003-A 1A2	0.758%	10/25/32	3,870,222	3,767,686	(f)
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	430,000	443,228	(f)
SLM Student Loan Trust, 2003-11 A6	0.582%	12/15/25	9,900,000	9,188,190	(c)(e)(f)
SLM Student Loan Trust, 2006-5 A5	0.608%	1/25/27	14,430,000	13,629,783	(f)
Student Loan Consolidation Center, 2002-1 A1	2.898%	3/1/42	800,000	732,000	(c)(f)
Student Loan Consolidation Center, 2002-2 A16	1.841%	7/1/42	2,200,000	2,013,000	(c)(f)
Student Loan Consolidation Center, 2002-2 A9	1.845%	7/1/42	5,400,000	4,941,000	(c)(f)
Student Loan Consolidation Center, 2002-2 B2	1.837%	7/1/42	7,200,000	4,968,000	(c)(f)

Total Student Loan				58,581,935

TOTAL ASSET-BACKED SECURITIES (Cost - $431,178,136)				335,058,609

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.4%
American Home Mortgage Assets, 2006-3 3A12	0.446%	10/25/46	14,561,389	8,265,175	(f)
American Home Mortgage Investment Trust, 2005-4 1A1	0.546%	11/25/45	11,991,990	7,776,769	(f)
Banc of America Commercial Mortgage Inc., 2005-5 A4	5.115%	10/10/45	2,190,000	2,401,386	(f)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	2,430,000	2,574,792
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	216,966	227,247
Banc of America Funding Corp., 2005-F 2A1	3.106%	9/20/35	15,792,573	9,173,763	(f)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	9,195	8,411
Bayview Commercial Asset Trust, 2006-2A A1	0.486%	7/25/36	1,433,652	1,087,608	(c)(f)
Bayview Commercial Asset Trust, 2006-SP1 A1	0.526%	4/25/36	1,143,276	1,056,931	(c)(f)
Bear Stearns ARM Trust, 2005-12 11A1	3.274%	2/25/36	512,694	339,706	(f)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A3	5.736%	6/11/50	6,250,000	6,799,748
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.456%	10/25/36	1,376,475	712,631	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.207%	12/25/35	291,061	191,659	(f)
Citigroup Mortgage Loan Trust Inc., 2005-5	2.492%	8/25/35	189,269	102,800	(f)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.656%	5/25/35	5,342,214	4,878,179	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.496%	11/25/36	37,346,000	22,765,860	(f)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.496%	11/25/36	15,115,668	7,979,138	(f)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	17,156,146	17,893,706
Countrywide Alternative Loan Trust, 2004-33 2A1	3.541%	12/25/34	35,485	28,303	(f)
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.646%	10/25/34	61,820	57,111	(f)
Countrywide Alternative Loan Trust, 2005-38 A3	0.606%	9/25/35	14,310,052	8,294,851	(f)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.586%	10/25/35	18,054,933	10,529,294	(f)
Countrywide Alternative Loan Trust, 2005-44 2A1	0.566%	10/25/35	9,187,906	4,928,999	(f)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.546%	11/25/35	11,351,107	6,334,236	(f)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.566%	11/25/35	5,697,944	3,202,324	(f)
Countrywide Alternative Loan Trust, 2005-72 A1	0.526%	1/25/36	3,817,925	2,493,395	(f)
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.467%	3/20/46	140,764	79,394	(f)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.446%	8/25/46	602,205	343,693	(f)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.467%	5/20/46	13,273,849	7,065,617	(f)
Countrywide Alternative Loan Trust, 2006-0A2 A5	0.487%	5/20/46	6,776,694	3,046,354	(f)
Countrywide Alternative Loan Trust, 2006-OA18 A2	0.496%	12/25/36	265,602	73,821	(f)

Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.457%	7/20/46	669,350	307,792	(f)
Countrywide Alternative Loan Trust, 2006-OC2 2A3	0.546%	2/25/36	10,000,000	2,878,100	(f)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	5.112%	3/20/36	187,857	128,192	(f)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.556%	5/25/35	6,853,933	4,276,662	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Countrywide Home Loans, 2005-R3 AF	0.656%	9/25/35	4,382,017	$3,708,435	(c)(f)
Countrywide Home Loans, 2006-OA5 1A1	0.456%	4/25/46	4,208,730	2,333,985	(f)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	5.518%	5/20/36	740,994	563,884	(f)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.609%	2/15/39	11,030,000	12,143,245	(f)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.998%	9/15/39	8,600,000	8,955,447	(f)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	2,740,000	2,859,490	(f)
CS First Boston Mortgage Securities Corp., 2005-C5 A4	5.100%	8/15/38	3,875,000	4,197,642	(f)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.200%	6/26/35	29,770,000	26,431,056	(c)(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.290%	3/19/46	1,716,585	883,458	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	32,890,145	36,296,061
Federal Home Loan Mortgage Corp. (FHLMC), 3688 PB	4.500%	8/15/32	21,121,000	22,784,583
Federal National Mortgage Association (FNMA), 2010-75 PU	4.500%	4/25/39	25,865,000	27,843,864
FFCA Secured Lending Corp., 1999-1A IO	0.860%	9/18/25	29,668	276	(b)(c)(f)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.626%	2/25/37	584,417	308,502	(f)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	11,000,000	11,237,305
GMAC Mortgage Corp. Loan Trust, 2005-AR6 2A1	4.841%	11/19/35	244,017	208,772	(f)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	5,800,000	6,263,502
Government National Mortgage Association (GNMA), 2009-61 WQ	5.994%	11/16/35	14,671,179	2,233,046	(f)
Government National Mortgage Association (GNMA), 2010-116 LB	5.000%	5/20/40	62,371,006	68,451,617	(e)
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	33,074,717	(e)
Government National Mortgage Association (GNMA), 2010-118 IO	1.871%	4/16/53	30,540,938	2,843,361	(f)
Government National Mortgage Association (GNMA), 2010-42 LW	5.000%	6/20/39	4,500,000	4,877,549
Government National Mortgage Association (GNMA), 2010-42 PC	5.000%	7/20/39	7,100,000	7,730,729
Government National Mortgage Association (GNMA), 2010-42 PD	5.000%	4/20/40	5,000,000	5,386,821
Government National Mortgage Association (GNMA), 2010-47 VS	5.994%	11/16/37	11,171,694	1,539,485	(f)
Government National Mortgage Association (GNMA), 2010-59 LB	4.500%	10/20/39	26,377,000	28,484,847
Government National Mortgage Association (GNMA), 2010-59 PB	4.500%	7/20/39	14,600,000	15,788,539
Government National Mortgage Association (GNMA), 2010-61 PD	4.500%	10/20/38	19,980,000	21,562,979
Government National Mortgage Association (GNMA), 2010-73 TZ	4.500%	2/20/40	12,090,169	12,701,676
Government National Mortgage Association (GNMA), 2010-86 PB	4.500%	10/20/39	40,000,000	43,163,136
Government National Mortgage Association (GNMA), 2010-87 SK	6.243%	7/16/40	21,354,920	3,294,934	(f)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.526%	11/25/46	4,479,280	1,164,613	(f)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.486%	4/25/36	4,358,413	1,801,981	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.386%	4/25/47	33,435,635	$25,182,918	(f)
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	16,360,593	17,147,933
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.606%	3/25/35	16,373,078	13,776,422	(c)(f)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.606%	9/25/35	25,647,324	21,573,195	(c)(f)
GSR Mortgage Loan Trust, 2005-AR7 1A1	3.226%	11/25/35	2,234,687	1,644,517	(f)
Harborview Mortgage Loan Trust, 2005-3	0.497%	6/19/35	13,834,979	8,987,092	(f)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.647%	6/19/45	5,260,242	3,076,105	(f)
Harborview Mortgage Loan Trust, 2006-13 A	0.437%	11/19/46	638,636	327,487	(f)
Harborview Mortgage Loan Trust, 2006-2	3.033%	2/25/36	3,381,519	1,927,628	(f)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.457%	9/19/46	2,922,379	1,670,976	(f)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.477%	7/19/47	26,986,381	16,497,881	(f)
Impac CMB Trust, 2003-4 1A1	0.896%	10/25/33	98,963	79,964	(f)
IMPAC CMB Trust, 2007-A A	0.506%	5/25/37	18,293,142	14,543,908	(f)
IMPAC Secured Assets Corp., 2005-2 A1	0.576%	3/25/36	353,557	189,096	(f)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.456%	5/25/36	127,927	56,827	(f)
Impac Secured Assets Corp., 2006-2 2A1	0.606%	8/25/36	3,896,393	3,417,288	(f)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.953%	11/25/37	10,274,342	8,840,835	(f)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.876%	6/25/34	30,962	19,366	(f)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.942%	3/25/35	249,777	189,884	(f)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.090%	9/25/35	8,101,364	6,392,147	(f)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.376%	7/25/36	222,969	111,031	(f)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.456%	6/25/47	517,881	294,031	(f)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.813%	2/25/35	328,747	198,192	(f)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.686%	8/25/35	551,648	314,769	(f)
Indymac INDX Mortgage Loan Trust, 2005-AR9 1A1	2.759%	7/25/35	110,741	69,100	(f)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	310,000	333,929
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	19,329,000	20,102,297
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 HS	5.939%	5/15/47	5,000,000	410,000	(c)(f)
JPMorgan Mortgage Trust, 2004-A3 SF3	4.459%	6/25/34	184,527	179,705	(f)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.975%	4/25/37	10,700,000	8,972,624	(f)
La Hipotecaria SA, 2007-1GA A	5.500%	12/23/36	302,699	285,483	(c)(f)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	1.127%	6/15/36	7,761,071	30,536	(b)(c)(f)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	3,000,000	3,245,992
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	3,882,393	4,075,173
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	1,570,000	1,710,417
Lehman XS Trust, 2007-8H A1	0.386%	6/25/37	49,887,336	22,381,454	(f)
Luminent Mortgage Trust, 2006-4 A1A	0.446%	5/25/46	445,147	244,266	(f)
Luminent Mortgage Trust, 2006-7 2A1	0.426%	12/25/36	4,165,305	2,627,391	(f)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.752%	12/25/34	26,027	19,168	(f)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.873%	2/25/35	467,110	392,841	(f)

MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	3.947%	1/25/36	1,818,179	1,612,227	(f)
MASTR Adjustable Rate Mortgages Trust, 2006- OA1 1A1	0.466%	4/25/46	440,524	241,912	(f)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.456%	5/25/47	777,463	409,133	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
MASTR ARM Trust, 2004-13 3A7	2.903%	11/21/34	1,830,000	$1,656,970	(f)
MASTR ARM Trust, 2004-4 3A1	2.378%	5/25/34	1,523,894	1,407,990	(f)
MASTR ARM Trust, 2007-R5 A1	3.626%	11/25/35	6,335,594	4,134,970	(c)(f)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	4,090,351	4,043,598	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	5,691,097	5,788,108	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.606%	5/25/35	4,716,785	3,854,660	(c)(f)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.799%	2/25/35	114,590	115,526	(f)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	4.936%	3/25/36	29,423,918	18,480,398	(f)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.414%	11/12/37	15,560,000	17,097,846	(f)
Merrill Lynch Mortgage Trust, 2005-MCP1	4.747%	6/12/43	6,000,000	6,474,212	(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	17,800,000	17,859,035	(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.163%	8/12/49	6,805,000	7,357,857	(f)
MLCC Mortgage Investors Inc., 2003-B A1	0.596%	4/25/28	2,165,380	1,989,666	(f)
MLCC Mortgage Investors Inc., 2006-1 1A	2.269%	2/25/36	613,417	513,002	(f)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	10,000,000	10,852,028
Morgan Stanley Capital I, 2007-HQ11 A31	5.439%	2/12/44	3,995,000	4,191,781
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	13,000,000	13,494,631	(f)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	5.468%	11/25/34	3,395,496	3,326,995	(f)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.793%	10/25/34	8,255	6,919	(f)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.508%	7/25/35	5,580,656	4,004,154	(f)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 3A1	5.840%	5/25/36	8,493,217	4,090,605	(f)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.446%	9/25/46	428,837	282,300	(f)
Prime Mortgage Trust, 2005-2 2A1	7.278%	10/25/32	804,108	796,513	(f)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	62,622,191	53,656,259	(c)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.706%	1/25/37	35,338,056	20,675,731	(f)
Residential Accredit Loans Inc., 2005-Q03 A1	0.656%	10/25/45	2,002,613	1,080,844	(f)
Residential Accredit Loans Inc., 2006-QO1O A1	0.416%	1/25/37	10,850,373	6,259,211	(f)
Residential Accredit Loans Inc., 2006-QO8 1A1A	0.346%	10/25/46	487,461	477,570	(f)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.446%	5/25/47	11,377,199	6,313,993	(f)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	8,688,671	6,122,750
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	172,582	179,145
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,606,196	1,647,347
Residential Asset Mortgage Products Inc., 2005-SL2 A4	7.500%	2/25/32	8,168,037	8,489,981
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,327,165	1,350,157
Sequoia Mortgage Trust, 4 A	0.976%	11/22/24	6,324	5,406	(f)
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	27,237,242	24,915,267	(f)
Structured ARM Loan Trust, 2005-19XS 2A1	0.556%	10/25/35	315,375	225,754	(f)
Structured Asset Mortgage Investments Inc., 2002-AR5 A1	0.707%	5/19/33	1,580,147	1,425,566	(f)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	0.997%	10/19/33	565,280	476,556	(f)

Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.466%	4/25/36	4,587,150	2,600,653	(f)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.436%	7/25/46	408,767	232,781	(f)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.466%	8/25/36	14,771,304	9,215,935	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured Asset Mortgage Investments Inc., 2007- AR4 GA4B	0.436%	9/25/47	913,049	$528,677	(f)
Thornburg Mortgage Securities Trust, 2004-03 A	0.626%	9/25/44	1,055,963	1,000,221	(f)
Thornburg Mortgage Securities Trust, 2004-1	2.222%	3/25/44	77,564	74,892	(f)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.188%	9/25/37	31,973,973	30,368,656	(f)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.178%	9/25/37	32,914,508	32,045,434	(f)
Voyager BRSTN Delaware Trust, IO, 2009-1 UAU7	0.512%	12/26/36	1,707,972	597,790	(b)(c)(f)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.290%	3/20/47	1,109,873	91,565	(b)(c)(e)(f)
WaMu Mortgage Pass Through Certificates, 2005-AR14 1A1	4.771%	12/25/35	304,065	291,156	(f)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.665%	7/25/37	23,300,000	15,105,786	(f)
Washington Mutual Inc., 2005-AR15 A1A1	0.516%	11/25/45	14,968,496	12,223,154	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.486%	4/25/45	8,850,917	7,290,323	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.526%	7/25/45	8,299,450	6,784,253	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.576%	1/25/45	2,072,706	1,695,107	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.576%	8/25/45	28,156,346	23,639,589	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.546%	10/25/45	16,203,239	13,138,412	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.536%	11/25/45	23,815,124	17,454,438	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.526%	12/25/45	343,824	283,939	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.546%	12/25/45	14,256,790	10,687,004	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.526%	12/25/45	20,829,595	17,318,996	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.546%	12/25/45	22,725,139	17,398,776	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.837%	9/25/36	435,797	349,206	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.136%	6/25/47	28,495,223	18,625,304	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.467%	9/25/36	105,862	87,795	(f)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.686%	6/25/37	43,903,340	22,200,207	(f)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	3.424%	4/25/36	177,454	162,835	(f)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	5.221%	4/25/36	5,713,000	4,772,366	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,474,101,639)				1,314,612,875

COLLATERALIZED SENIOR LOANS - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.0%
Allison Transmission Inc., Term Loan, Tranche B	3.010 - 3.050%	8/7/14	923,186	865,343	(h)

Diversified Consumer Services - 0.0%
Thomson Medical Education, First Lien Term Loan	2.540%	7/3/14	970,000	869,913	(h)

Media - 0.1%
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	1,347,525	1,345,841	(h)

Charter Communications Operating LLC, Term Loan C	3.540%	9/6/16	1,731,934	1,689,165	(h)
Citadel Broadcasting Corp., Term Loan A	11.000%	6/3/15	365,232	384,908	(h)
Nielsen Finance LLC, Term Loan, Tranche B	2.258%	8/9/13	97,166	93,562	(h)
SuperMedia Inc., Term Loan	11.000%	12/31/15	199,076	154,568	(h)
Univision Communications, Term Loan, Tranche B	2.506%	9/29/14	987,383	863,960	(h)
UPC Broadband Holding, Term Loan, Tranche N1	2.501%	12/31/14	648,288	621,141	(h)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
UPC Broadband Holding BV, Term Loan T	4.251%	12/30/16	351,712	$341,425	(h)

Total Media				5,494,570

TOTAL CONSUMER DISCRETIONARY				7,229,826

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
CCM Merger Inc., Term Loan, Tranche B	8.500%	7/13/12	844,218	833,244	(h)

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Nielsen Finance LLC, Term Loan C	4.008%	5/2/16	1,561,638	1,503,077	(h)

Industrial Conglomerates - 0.0%
Tomkins PLC	4.500%	9/21/16	500,000	504,450	(h)

TOTAL INDUSTRIALS				2,007,527

INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.0%
Panamsat Corp., Term Loan, Tranche A	3.033%	7/3/12	850,000	817,323	(h)

IT Services - 0.4%
First Data Corp., Term Loan, Tranche B1	3.006%	9/24/14	34,256,784	30,137,405	(h)
SunGard Data Systems Inc., Term Loan B	2.007 - 4.043%	2/26/16	1,859,327	1,821,561	(h)

Total IT Services				31,958,966

Semiconductors & Semiconductor Equipment - 0.0%
Sensata Technologies, Term Loan, Tranche B	2.231%	4/26/13	997,396	957,001	(h)

TOTAL INFORMATION TECHNOLOGY				33,733,290

MATERIALS - 0.0%
Containers & Packaging - 0.0%
Amscan Holdings Inc., Term Loan, Tranche B	2.539%	5/25/13	910,125	865,376	(h)

UTILITIES - 0.0%
Electric Utilities - 0.0%
TXU, Term Loan, Tranche B2	3.758 - 4.066%	10/10/14	1,212,500	940,362	(h)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $49,904,819)				45,609,625

MORTGAGE-BACKED SECURITIES - 28.9%
FHLMC - 2.6%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/11-11/1/36	3,106,878	3,358,621
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-7/1/20	610,272	659,386
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	792,761	898,942
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/16/25	47,900,000	49,232,195	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29	190,837	211,893
Federal Home Loan Mortgage Corp. (FHLMC)	4.658%	8/1/35	8,723,936	9,152,689	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.865%	9/1/35	3,222,040	3,376,186	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.102%	9/1/35	1,121,298	1,198,616	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	3.118%	10/1/35	2,244,649	2,337,525	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.022%	12/1/35	3,700,910	3,849,371	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.159%	12/1/35	277,818	296,293	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.784%	2/1/37-5/1/37	4,241,088	4,519,327	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.636%	5/1/37	2,517,341	2,678,679	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.745%	5/1/37	187,279	199,591	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.839%	5/1/37	45,245	48,228	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.356%	6/1/37	614,113	653,528	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.831%	6/1/37	1,055,086	1,124,649	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.872%	7/1/37	22,734,116	24,412,170	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.719%	8/1/37	5,807,214	6,175,289	(f)

Federal Home Loan Mortgage Corp. (FHLMC)	6.026%	9/1/37	129,131	138,909	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/13/40	60,200,000	61,723,782	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	10/13/40	32,600,000	33,898,914	(i)

Total FHLMC				210,144,783

FNMA- 21.6%
Federal National Mortgage Association (FNMA)	4.500%	5/1/13	62,327	66,199
Federal National Mortgage Association (FNMA)	6.500%	5/1/14- 4/1/36	7,036,684	7,765,278

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-4/1/37	40,384,391	$43,350,889
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	708	781
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-3/1/38	147,499,599	158,767,409
Federal National Mortgage Association (FNMA)	3.500%	10/18/25-11/16/40	68,100,000	69,568,063	(i)
Federal National Mortgage Association (FNMA)	4.500%	10/18/25-10/13/40	40,600,000	42,584,110	(i)
Federal National Mortgage Association (FNMA)	5.000%	10/18/25-10/13/40	35,100,000	37,214,989	(i)
Federal National Mortgage Association (FNMA)	6.000%	10/18/25-10/13/40	141,130,000	151,623,356	(i)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-7/1/32	2,498,553	2,836,199
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	12,960	14,789
Federal National Mortgage Association (FNMA)	2.648%	5/1/35	2,438,999	2,552,713	(f)
Federal National Mortgage Association (FNMA)	3.050%	6/1/35	6,200,893	6,523,374	(f)
Federal National Mortgage Association (FNMA)	5.323%	6/1/35	1,560,900	1,664,277	(f)
Federal National Mortgage Association (FNMA)	2.844%	8/1/35	1,134,400	1,191,678	(f)
Federal National Mortgage Association (FNMA)	3.108%	9/1/35	1,984,308	2,037,052	(f)
Federal National Mortgage Association (FNMA)	3.129%	9/1/35	4,050,006	4,250,861	(f)
Federal National Mortgage Association (FNMA)	3.043%	10/1/35	1,576,886	1,656,952	(f)
Federal National Mortgage Association (FNMA)	3.065%	10/1/35	1,235,393	1,270,323	(f)
Federal National Mortgage Association (FNMA)	3.157%	10/1/35	1,708,864	1,794,832	(f)
Federal National Mortgage Association (FNMA)	3.851%	10/1/35	1,535,123	1,596,728	(f)
Federal National Mortgage Association (FNMA)	5.000%	10/1/35	917,612,325	972,981,530
Federal National Mortgage Association (FNMA)	2.339%	11/1/35	138,517	141,899	(f)
Federal National Mortgage Association (FNMA)	2.358%	11/1/35	179,742	183,946	(f)
Federal National Mortgage Association (FNMA)	2.381%	11/1/35	135,766	139,164	(f)
Federal National Mortgage Association (FNMA)	2.383%	11/1/35	125,172	128,309	(f)
Federal National Mortgage Association (FNMA)	2.386%	11/1/35	122,808	125,910	(f)
Federal National Mortgage Association (FNMA)	5.295%	12/1/35	2,460,833	2,630,015	(f)
Federal National Mortgage Association (FNMA)	5.478%	2/1/36	345,059	364,082	(f)
Federal National Mortgage Association (FNMA)	5.516%	2/1/37	11,168,938	11,903,655	(f)
Federal National Mortgage Association (FNMA)	5.729%	8/1/37	629,820	671,384	(f)
Federal National Mortgage Association (FNMA)	5.426%	11/1/37	182,529	194,556	(f)
Federal National Mortgage Association (FNMA)	3.500%	10/1/40	6,000,000	6,051,627
Federal National Mortgage Association (FNMA)	4.000%	10/13/40	72,500,000	74,516,370	(i)
Federal National Mortgage Association (FNMA)	5.500%	10/13/40-11/10/40	42,500,000	45,149,731	(i)
Federal National Mortgage Association (FNMA)	6.500%	10/13/40	69,100,000	75,340,559	(i)

Total FNMA				1,728,853,589

GNMA - 4.7%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	167,800	191,558
Government National Mortgage Association (GNMA)	7.000%	7/15/23-7/15/31	446,861	509,121
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	21,152,529	23,634,659
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/15/35	40,834,431	44,721,170
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	22,992	27,227
Government National Mortgage Association (GNMA)	0.657%	8/20/31	1,649	1,650	(f)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/35	11,925,747	12,894,068
Government National Mortgage Association (GNMA)	5.000%	4/20/35-9/20/40	156,795,741	167,547,034
Government National Mortgage Association (GNMA)	4.500%	3/15/40	10,886,996	11,475,222
Government National Mortgage Association (GNMA)	4.000%	8/20/40	1	1
Government National Mortgage Association (GNMA)	0.000%	10/1/40	1,300,000	1,388,563

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
GNMA - continued
Government National Mortgage Association (GNMA)	4.000%	10/20/40-11/18/40	75,100,000		$77,369,479	(i)
Government National Mortgage Association (GNMA)	4.500%	10/20/40	6,800,000		7,161,126	(i)
Government National Mortgage Association (GNMA)	5.000%	10/20/40	9,000,000		9,599,022	(i)
Government National Mortgage Association (GNMA)	5.500%	10/20/40	1,400,000		1,503,250	(i)
Government National Mortgage Association (GNMA)	6.000%	10/20/40	11,100,000		12,039,160	(i)
Government National Mortgage Association (GNMA)	3.500%	11/18/40	10,100,000		10,161,549	(i)

Total GNMA					380,223,859

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,244,466,032)					2,319,222,231

MUNICIPAL BONDS - 1.1%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	8,300,000		8,785,135

Delaware - 0.2%
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.751%	1/29/46	16,150,000		13,243,000	(e)(f)

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	5,150,000		5,537,177
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	2,820,000		2,988,382

Total Georgia					8,525,559

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.712%	5/1/46	2,900,000		2,602,750	(e)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.092%	5/1/46	51,250,000		45,356,250	(e)(f)

Total Pennsylvania					47,959,000

Texas - 0.1%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.758%	6/25/42	11,850,000		10,191,000	(f)

TOTAL MUNICIPAL BONDS (Cost - $87,639,608)					88,703,694

SOVEREIGN BONDS - 1.7%
Brazil - 1.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	144,285,000	BRL	83,773,901
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	8,102,000	BRL	4,547,089
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,407,000	BRL	7,331,981

Total Brazil					95,652,971

Canada - 0.0%
Province of British Columbia	4.300%	5/30/13	180,000		196,711

Mexico - 0.1%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	374,000		427,856
United Mexican States, Medium-Term Notes	6.750%	9/27/34	4,913,000		6,104,403
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,852,000		3,265,540

Total Mexico					9,797,799

Russia - 0.4%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	5,615,000	5,853,637	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	18,692,970	22,323,145	(c)

Total Russia				28,176,782

TOTAL SOVEREIGN BONDS (Cost - $107,257,273)				133,824,263

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.7%
U.S. Government Agencies - 2.7%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,240,000	$2,740,250
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	11,095,000	15,263,946
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	62,140,000	41,022,902
Federal National Mortgage Association (FNMA), Senior Notes	5.000%	3/15/16	40,420,000	47,156,276
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	10,490,000	12,898,924
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	6,110,000	6,591,419
Financing Corp. (FICO) Strip	0.000%	4/5/19	320,000	251,149	(b)
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,500,000	10,874,858
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000	1,041,033	(b)
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,815,000	3,180,352
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,313,000	11,816,627
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	23,073,000	18,830,267
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	11,319,000	8,924,318
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,850,000	1,437,493
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,535,000	9,558,397
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	13,681,000	11,165,297
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	708,000	540,945
Tennessee Valley Authority, Bonds	5.980%	4/1/36	120,000	150,230
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,181,506
Tennessee Valley Authority, Notes	5.250%	9/15/39	7,700,000	8,936,874

Total U.S. Government Agencies				213,563,063

U.S. Government Obligations - 7.0%
U.S. Treasury Bonds	4.375%	11/15/39	128,900,000	144,609,687
U.S. Treasury Bonds	4.375%	5/15/40	266,805,000	299,656,700
U.S. Treasury Bonds	3.875%	8/15/40	64,550,000	66,728,562
U.S. Treasury Notes	0.375%	8/31/12	330,000	329,755
U.S. Treasury Notes	0.750%	9/15/13	37,860,000	37,984,219
U.S. Treasury Notes	1.250%	8/31/15	12,110,000	12,106,222
U.S. Treasury Notes	2.625%	8/15/20	3,190,000	3,219,906
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	510,000	318,394

Total U.S. Government Obligations				564,953,445

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $728,959,499)				778,516,508

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	39,115,197	44,979,426	(j)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	37,950,066	41,730,234
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	95,381,042	110,098,050
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	13,091,251	13,875,705	(j)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	4,663,734	6,238,108	(j)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $183,915,452)				216,921,523

			SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Citadel Broadcasting Corp., Class A Shares			2,967	66,758	*
Citadel Broadcasting Corp., Class B Shares			18,384	395,256	*
SuperMedia Inc.			1,788	18,899	*

TOTAL COMMON STOCKS (Cost - $534,809)				480,913

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.9%
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.8%
Motors Liquidation Co., Senior Debentures, Series A	4.500%		25,191	$191,452	*
Motors Liquidation Co., Senior Debentures, Series B	5.250%		2,990,025	23,471,696	*
Motors Liquidation Co., Senior Debentures, Series C	6.250%		5,520,237	43,775,479	*

TOTAL CONSUMER DISCRETIONARY				67,438,627

FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	5.375%		29	39,875	*

UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Trust III	6.750%		71,200	3,466,016

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $35,153,773)				70,944,518

PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Motors Liquidation Co.	7.250%		173,300	1,317,080	*
Motors Liquidation Co.	1.500%		836,487	6,499,504	*
Motors Liquidation Co., Senior Notes	7.250%		56,300	427,880	*
Motors Liquidation Co., Senior Notes	7.375%		327,800	2,491,280	*
Motors Liquidation Co., Senior Notes	7.500%		259,700	1,973,720	*

TOTAL CONSUMER DISCRETIONARY				12,709,464

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup Capital XII, Junior Subordinated Notes	8.500%		481,950	12,728,299	(f)
Citigroup Capital XIII, Junior Subordinated Notes	7.875%		226,600	5,868,940	*(f)

Total Diversified Financial Services				18,597,239

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		1,737,615	747,175	*(f)
Federal National Mortgage Association (FNMA)	0.000%		53,100	28,674	*(f)
Federal National Mortgage Association (FNMA)	8.250%		1,193,775	519,292	*(f)

Total Thrifts & Mortgage Finance				1,295,141

TOTAL FINANCIALS				19,892,380

TOTAL PREFERRED STOCKS (Cost - $117,331,088)				32,601,844

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Interest rate swaption with BNP Paribas, Put @ 1.20%		12/15/10	221,800,000	636,484	(e)
Interest rate swaption with BNP Paribas, Put @ 1.40%		12/15/10	221,800,000	289,100	(e)
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 2.80%		3/16/11	65,300,000	1,858,066
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 2.80%		3/16/11	21,770,000	508,915
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 4.35%		3/16/11	196,100,000	206,513

TOTAL PURCHASED OPTIONS (Cost - $10,650,395)				3,499,078

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $8,146,197,129)				8,075,817,179

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 6.5%
U.S. Government Agencies - 0.6%
Federal Home Loan Bank (FHLB), Discount Notes	0.150%	5/9/11	12,200,000	12,185,836	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.250%	10/1/10	15,000,000	15,000,000	(k)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Discount Notes	0.301%	11/1/10	21,700,000	$21,694,394	(k)

Total U.S. Government Agencies (Cost - $48,883,211)				48,880,230

U.S. Government Obligations - 0.1%
U.S. Treasury Bills (Cost - $9,986,309)	0.202%	6/2/11	10,000,000	9,986,780	(j)(k)

Repurchase Agreements - 5.8%
Barclays Capital Inc. repurchase agreement dated 9/30/10; Proceeds at maturity - $35,658,178; (Fully collateralized by U.S. government obligations, 1.375% due 1/15/13; Market value - $36,371,170)	0.180%	10/1/10	35,658,000	35,658,000
Goldman Sachs & Co. repurchase agreement dated 9/30/10; Proceeds at maturity - $429,728,507; (Fully collateralized by U.S. government agency obligations, 1.250% due 5/3/12; Market value - $438,384,788)	0.210%	10/1/10	429,726,000	429,726,000

Total Repurchase Agreements (Cost - $465,384,000)				465,384,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $524,253,520)				524,251,010

TOTAL INVESTMENTS - 107.2% (Cost - $8,670,450,649#)				8,600,068,189
Liabilities in Excess of Other Assets - (7.2)%				(581,067,349)

TOTAL NET ASSETS - 100.0%				$8,019,000,840

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of September 30, 2010.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$98.75	600	$1,290,000
Eurodollar Futures, Call	3/14/11	98.88	566	1,047,100
Eurodollar Futures, Call	3/14/11	99.63	454	79,450
Eurodollar Futures, Put	3/14/11	99.38	454	70,937
Eurodollar Futures, Put	3/14/11	98.88	566	35,375
Eurodollar Futures, Put	3/14/11	98.75	600	30,000
U.S. Treasury 10-Year Notes Futures, Call	11/26/10	127.00	254	238,125
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	122.00	1,282	320,500
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	120.00	598	46,719

U.S. Treasury 30-Year Bonds Futures, Call	10/22/10	134.00	324	486,000
U.S. Treasury 5-Year Notes Futures, Call	11/26/10	120.00	258	322,500

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95%	124,690,000	$17,089,001
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	124,690,000	3,230,793
Interest rate swaption with BNP Paribas, Put	12/15/10	1.30	443,600,000	857,860	*
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86	124,700,000	16,337,321
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	124,700,000	3,422,629

TOTAL WRITTEN OPTIONS (Premiums received - $36,141,647)				$44,904,310

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Core Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the bid price as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$2,718,517,376	$17,304,122	$2,735,821,498
Asset-backed securities	—	323,261,177	11,797,432	335,058,609
Collateralized mortgage obligations	—	1,212,994,976	101,617,899	1,314,612,875
Collateralized senior loans	—	45,609,625	—	45,609,625
Mortgage-backed securities	—	2,319,222,231	—	2,319,222,231
Municipal bonds	—	27,501,694	61,202,000	88,703,694
Sovereign bonds	—	133,824,263	—	133,824,263
U.S. government & agency obligations	—	778,516,508	—	778,516,508

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
U.S. treasury inflation protected securities	—	216,921,523	—	216,921,523
Common stocks	$480,913	—	—	480,913
Convertible preferred stocks	3,466,016	67,478,502	—	70,944,518
Preferred stocks	19,892,380	12,709,464	—	32,601,844
Purchased options	—	3,499,078	—	3,499,078

Total long-term investments	$23,839,309	$7,860,056,417	$191,921,453	$8,075,817,179

Short-term investments†	—	524,251,010	—	524,251,010

Total investments	$23,839,309	$8,384,307,427	$191,921,453	$8,600,068,189

Other financial instruments:
Futures contracts	$(7,671,810)	—	—	$(7,671,810)
Forward foreign currency contracts	—	$(10,211,604)	—	(10,211,604)
Written options	(3,966,706)	(40,937,604)	—	(44,904,310)
Total return swaps‡	—	932,981	—	932,981
Interest rate swaps‡	—	(70,121,661)	—	(70,121,661)
Credit default swaps on corporate issues - sell protection‡	—	382,340	—	382,340
Credit default swaps on corporate issues - buy protection	—	8,553,643	—	8,553,643
Credit default swaps on credit indices - sell protection‡	—	(8,467,712)	—	(8,467,712)
Credit default swaps on credit indices - buy protection‡	—	9,260,394	—	9,260,394

Total other financial instruments	$(11,638,516)	$(110,609,223)	—	$(122,247,739)

Total	$12,200,793	$8,273,698,204	$191,921,453	$8,477,820,450

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATION	MUNICIPAL BONDS	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2009	$2,061,675	—	$92,062	—	$269,028	$2,422,765
Accrued premiums/discounts	(1,144)	$5,839	(832)	$37,325	—	41,188
Realized gain (loss)[1]	—	—	16,546	109,424	(1,356,147)	(1,230,177)
Change in unrealized appreciation (depreciation)[2]	(1,331)	(6,086)	7,089	(4,874)	1,525,067	1,519,865
Net purchases (sales)	8,726,302	9,188,437	101,499,265	61,060,125	(437,948)	180,036,181
Transfers in to Level 3	8,577,820	2,609,242	91,564	—	—	11,278,626
Transfers out of Level 3	(2,059,200)	—	(87,795)	—	—	(2,146,995)

Balance as of September 30, 2010	$17,304,122	$11,797,432	$101,617,899	$61,202,000	—	$191,921,453

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	$1,144	$(6,086)	$0 *	$(4,874)	—	$(9,816)

*	Value is less than $1.

1	This amount is included in net realized gain (loss) from investment transactions.

2	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an

Notes to Schedule of Investments (unaudited) (continued)

agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to- market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps. The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(n) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$553,724,113
Gross unrealized depreciation	(624,106,573)

Net unrealized depreciation	$(70,382,460)

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding December 31, 2009	874,069,311	$45,455,876
Options written	880,418,264	11,966,049
Options closed	(248,352,823)	(14,923,730)
Options exercised	(2,225)	(1,314,222)
Options expired	(563,746,571)	(5,042,326)

Written options, outstanding September 30, 2010	942,385,956	$36,141,647

At September 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	497	12/11	$123,232,765	$123,380,250	$147,485
U.S. Treasury 2-Year Notes	101	12/10	22,128,797	22,167,922	39,125
U.S. Treasury 5-Year Notes	3,308	12/10	396,742,081	399,828,658	3,086,577
U.S. Treasury Bonds	2,258	12/10	322,990,730	319,013,062	(3,977,668)

					$(704,481)

Notes to Schedule of Investments (unaudited) (continued)

Contracts to Sell:
90-Day Eurodollar	781	6/11	192,800,749	194,303,038	(1,502,289)
90-Day Eurodollar	497	12/12	122,372,210	122,622,325	(250,115)
U.S. Treasury 10-Year Notes	3,102	12/10	386,421,786	390,997,406	(4,575,620)
U.S. Treasury 30-Year Bonds	2,130	12/10	284,181,632	284,820,937	(639,305)

					$(6,967,329)

Net unrealized loss on open futures contracts					$(7,671,810)

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	JP Morgan Chase & Co.	29,600,000	$46,479,737	11/24/10	$(485,399)
Canadian Dollar	Deutsche Bank AG	54,164,500	52,577,603	11/24/10	(151,608)
Canadian Dollar	JP Morgan Chase & Co.	18,877,545	18,324,476	11/24/10	(305,661)
Euro	Credit Suisse First Boston Inc.	31,793,419	43,323,630	11/24/10	1,533,724
Japanese Yen	Goldman Sachs Group Inc.	7,011,070,760	84,029,526	11/24/10	1,010,134

					1,601,190

Contracts to Sell:
British Pound	Citibank N.A.	12,611,199	19,802,879	11/24/10	148,858
British Pound	Deutsche Bank AG	36,646,033	57,543,851	11/24/10	736,168
Euro	Citibank N.A.	19,876,642	27,085,111	11/24/10	(968,098)
Euro	Goldman Sachs Group Inc.	47,500,000	64,726,364	11/24/10	(2,004,990)
Euro	JP Morgan Chase & Co.	58,715,000	80,008,600	11/24/10	(2,533,570)
Euro	JP Morgan Chase & Co.	100,000	136,266	11/24/10	(5,597)
Euro	UBS AG	67,800,000	92,388,369	11/24/10	(2,617,643)
Japanese Yen	Deutsche Bank AG	3,600,000,000	43,146,947	11/24/10	(953,843)
Japanese Yen	Goldman Sachs Group Inc.	3,505,320,000	42,012,182	11/24/10	(1,001,816)
Japanese Yen	JP Morgan Chase & Co.	7,129,387,100	85,447,579	11/24/10	(2,612,263)

					(11,812,794)

Net unrealized loss on open forward foreign currency contracts					$(10,211,604)

At September 30, 2010, the Fund held TBA securities with a total cost of $757,339,024.

At September 30, 2010, the Fund held the following swap contracts:

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC	10,730,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	$309,399	—
Goldman Sachs Group Inc.	16,780,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	$405,413	*
Goldman Sachs Group Inc.	9,030,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	145,017	73,152	*

Total	$36,540,000				$454,416	$478,565

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC	$8,100,000	3/1/13	5.104% Semi-Annually	3-month LIBOR	—	$(855,034)
Banc of America Securities LLC	5,510,000	12/16/13	5.381% Semi-Annually	3-month LIBOR	—	(776,708)
Banc of America Securities LLC	7,950,000	11/10/15	4.864% Semi-Annually	3-month LIBOR	—	(1,308,220)

Notes to Schedule of Investments (unaudited) (continued)

Banc of America Securities LLC	5,500,000	1/15/16	5.451% Semi-Annually	3-month LIBOR	—	(1,085,259)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% Semi-Annually	3-month LIBOR	—	(1,725,414)
Banc of America Securities LLC	212,490,000	2/15/25	4.295% Semi-Annually	3-month LIBOR	—	(33,876,006)
Barclay’s Capital Inc.	10,850,000	11/1/11	5.439% Semi-Annually	3-month LIBOR	—	(588,609)
Barclay’s Capital Inc.	6,240,000	6/25/12	5.060% Semi-Annually	3-month LIBOR	—	(487,473)
Barclay’s Capital Inc.	6,330,000	9/15/12	5.189% Semi-Annually	3-month LIBOR	—	(568,108)
Barclay’s Capital Inc.	66,810,000	11/20/19	3.900% Semi-Annually	3-month LIBOR	—	(8,144,019)
BNP Paribas	43,411,000	7/26/40	3.689% Semi-Annually	3-month LIBOR	—	(3,022,660)
Credit Suisse First Boston Inc.	5,300,000	8/15/13	5.023% Semi-Annually	3-month LIBOR	—	(630,982)
Credit Suisse First Boston Inc.	6,630,000	3/15/14	5.131% Semi-Annually	3-month LIBOR	—	(932,344)
Credit Suisse First Boston Inc.	5,350,000	9/15/15	5.160% Semi-Annually	3-month LIBOR	—	(945,061)
Credit Suisse First Boston Inc.	4,880,000	3/1/17	5.335% Semi-Annually	3-month LIBOR	—	(1,022,826)
Deutsche Bank AG	10,890,000	6/15/16	5.183% Semi-Annually	3-month LIBOR	—	(2,072,421)
Deutsche Bank AG	8,270,000	4/1/17	5.435% Semi-Annually	3-month LIBOR	—	(1,794,967)
JP Morgan Chase & Co.	8,250,000	9/15/14	5.000% Semi-Annually	3-month LIBOR	—	(1,227,105)
JP Morgan Chase & Co.	59,100,000	3/17/20	3.600% Semi-Annually	3-month LIBOR	$81,646	(5,738,396)
Morgan Stanley & Co. Inc.	5,540,000	3/15/12	4.763% Semi-Annually	3-month LIBOR	—	(344,654)
Morgan Stanley & Co. Inc.	6,600,000	4/30/16	5.189% Semi-Annually	3-month LIBOR	—	(1,245,659)
RBS Greenwich	4,560,000	4/1/12	5.011% Semi-Annually	3-month LIBOR	—	(309,171)
RBS Greenwich	8,230,000	3/1/16	5.120% Semi-Annually	3-month LIBOR	—	(1,502,211)

Total	$515,061,000				$81,646	$(70,203,307)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2010[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	$1,700,000	12/20/16	4.72%	2.210% Quarterly	$(215,093)	—	$(215,093)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	2,500,000	12/20/16	4.72%	2.200% Quarterly	(317,575)	—	(317,575)
Deutsche Bank AG (Ford Motor Credit Co., 7.250%, due 10/25/11)	4,450,000	9/20/17	3.24%	3.650% Quarterly	99,226	—	99,226
Deutsche Bank AG (Ford Motor Credit Co., 7.250%, due 10/25/11)	3,500,000	9/20/17	3.24%	3.650% Quarterly	78,043	—	78,043
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	4.43%	2.930% Quarterly	(155,640)	—	(155,640)
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	9,200,000	9/20/11	1.40%	3.800% Quarterly	215,515	—	215,515
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	6,400,000	9/20/17	3.24%	3.770% Quarterly	184,396	—	184,396
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.450%, due 7/16/31)	10,000,000	9/20/11	0.95%	6.800% Quarterly	574,462	—	574,462

Notes to Schedule of Investments (unaudited) (continued)

Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.450%, due 7/16/31)	8,400,000	9/20/11	0.95%	6.800% Quarterly	482,548	—	482,548
Goldman Sachs Group Inc. (TXU Corp., 5.550%, due 11/15/14)	2,700,000	9/20/12	10.38%	3.240% Quarterly	(344,168)	—	(344,168)
Merrill Lynch & Co. Inc. (AES Corp., 7.750%, due 3/1/14)	3,600,000	3/20/17	4.74%	2.600% Quarterly	(398,832)	—	(398,832)
Merrill Lynch & Co. Inc. (AES Corp., 7.750%, due 3/1/14)	5,600,000	3/20/17	4.74%	2.800% Quarterly	(562,482)	—	(562,482)
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	7,400,000	3/20/12	1.06%	0.600% Quarterly	(49,528)	—	(49,528)
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,900,000	9/20/12	1.10%	0.660% Quarterly	(74,738)	—	(74,738)
RBS Greenwich (Eastman Kodak Co., 7.250%, due 11/15/13)	19,300,000	12/20/10	2.39%	3.200% Quarterly	35,311	—	35,311
RBS Greenwich (Eastman Kodak Co., 7.250%, due 11/15/13)	3,260,000	9/20/12	5.88%	2.250% Quarterly	(220,012)	—	(220,012)
RBS Greenwich (Ford Motor Credit Co., 7.000%, due 10/1/13)	8,900,000	9/20/11	1.40%	3.750% Quarterly	208,487	$(20,924)	229,411
RBS Greenwich (Ford Motor Credit Co., 7.000%, due 10/1/13)	8,200,000	3/20/12	1.50%	5.380% Quarterly	468,523	—	468,523
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	18,400,000	9/20/11	0.95%	6.750% Quarterly	1,047,981	—	1,047,981
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	7,400,000	6/20/12	1.82%	5.850% Quarterly	511,205	—	511,205
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	6,900,000	6/20/12	1.82%	5.150% Quarterly	393,802	—	393,802
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,500,000	6/20/12	1.82%	5.100% Quarterly	140,538	—	140,538
RBS Greenwich (General Motors Acceptance Corp., 6.000%, due 4/1/11)	780,000	12/20/11	2.24%	1.340% Quarterly	(8,507)	—	(8,507)
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	680,000	12/20/11	2.24%	1.200% Quarterly	(8,564)	—	(8,564)
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	8,500,000	3/20/12	2.55%	1.170% Quarterly	(168,132)	—	(168,132)
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	9,400,000	3/20/12	2.55%	1.400% Quarterly	(154,882)	—	(154,882)
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	4,200,000	12/20/16	3.99%	1.550% Quarterly	(477,884)	—	(477,884)
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	24,300,000	6/20/12	3.55%	1.760% Quarterly	(721,943)	—	(721,943)
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	3,600,000	9/20/12	3.76%	2.400% Quarterly	(92,284)	—	(92,284)
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	3,600,000	9/20/12	3.76%	2.350% Quarterly	(95,673)	—	(95,673)
RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)	12,500,000	12/20/10	0.21%	0.500% Quarterly	8,240	—	8,240

Total	$220,370,000				$382,340	$(20,924)	$403,264

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 3.750%, due 9/15/09)	$5,510,000	12/20/13	0.635% Quarterly	$(25,936)	—	$(25,936)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	7,950,000	12/20/15	0.730% Monthly	167,565	—	167,565
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	8,270,000	12/20/16	1.040% Quarterly	834,379	—	834,379
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	5,940,000	3/20/13	1.050% Monthly	596,832	—	596,832

Notes to Schedule of Investments (unaudited) (continued)

Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	1.130% Quarterly	35,496	—	35,496
Barclay’s Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	6,330,000	9/20/12	0.500% Quarterly	31,952	—	31,952
Barclay’s Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	6,240,000	6/20/12	0.630% Quarterly	55,155	—	55,155
Barclay’s Capital Inc. (Motorola Inc., 6.500%, due 9/1/25)	10,850,000	12/20/11	0.320% Quarterly	(7,187)	—	(7,187)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	5,350,000	9/20/15	0.900% Quarterly	95,453	—	95,453
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	5,830,000	9/20/13	0.750% Quarterly	239,946	—	239,946
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	0.690% Quarterly	228,388	—	228,388
Credit Suisse First Boston Inc. (Waste Management Inc., 7.375%, due 8/1/10)	6,630,000	3/20/14	0.490% Quarterly	120,238	—	120,238
Deutsche Bank AG (Autozone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.580% Quarterly	120,100	—	120,100
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	8,270,000	3/20/17	0.890% Quarterly	637,251	—	637,251
Goldman Sachs Group Inc. (JPM Chase Commercial Mortgage, 5.797%, due 5/15/47)	5,000,000	5/15/47	0.750% Monthly	4,533,520	—	4,533,520 *
JP Morgan Chase & Co. (Bell South Corp., 6.000%, due 10/15/11)	8,250,000	9/20/14	0.280% Quarterly	42,096	—	42,096
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	4,560,000	3/20/12	0.460% Quarterly	76,551	—	76,551
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	10,540,000	3/20/12	0.360% Quarterly	(19,092)	—	(19,092)
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	5,540,000	3/20/12	0.740% Quarterly	26,832	—	26,832
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.480% Monthly	112,266	—	112,266
RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	660,609	8/25/45	2.550% Monthly	651,838 [5]	—	651,838 *

Total	$141,220,609			$8,553,643	—	$8,553,643

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (CDX IG 9)	$319,633,600	12/20/12	0.600% Quarterly	$(3,329,847)	$(2,849,339)	$(480,508)
Barclay’s Capital Inc. (CDX IG HVOL 9)	1,866,660	12/20/12	1.400% Quarterly	(51,657)	(39,628)	(12,029)
Barclay’s Capital Inc. (CDX IG HVOL 9)	38,546,529	12/20/12	1.400% Quarterly	(1,066,710)	(810,935)	(255,775)
Barclay’s Capital Inc. (MARKIT ITRX SOVX)	53,000,000	12/20/15	1.000% Quarterly	(1,402,518)	(1,430,273)	27,755
Barclay’s Capital Inc. (CDX North America Crossover Index)	30,613,224	12/20/12	1.400% Quarterly	(847,169)	(1,150,078)	302,909
Credit Suisse First Boston Inc. (ABX.HE-AAA 06-1)	70,439	7/25/45	0.180% Monthly	(7,572)	(6,071)	(1,501)
Credit Suisse First Boston Inc. (CDX HY 10)	10,614,000	6/20/13	5.000% Quarterly	458,197	(781,506)	1,239,703
Credit Suisse First Boston Inc. (CDX IG 9)	45,012,000	12/20/12	0.600% Quarterly	(468,922)	(401,254)	(67,668)
Deutsche Bank AG (ABX.HE-AAA 06-1)	289,582	7/25/45	0.180% Monthly	(31,130)	(23,772)	(7,358)
Deutsche Bank AG (iBoxx IG Hi-Vol2)	11,174,667	9/20/14	1.300% Quarterly	(269,632)	25,107	(294,739)
Goldman Sachs Group Inc. (CDX HY 9)	8,780,000	12/20/12	2.000% Quarterly	(24,573)	—	(24,573)
Goldman Sachs Group Inc. (CDX HY 9)	35,500,000	12/20/12	1.800% Quarterly	(256,598)	—	(256,598)
Goldman Sachs Group Inc. (CDX IG HVOL 10)	146,906,142	6/20/13	3.500% Quarterly	3,055,736	1,412,166	1,643,570
Goldman Sachs Group Inc. (iBoxx HY 6B)	12,812,400	6/20/11	3.000% Quarterly	180,928	27,706	153,222
Goldman Sachs Group Inc. (iBoxx HY 6B)	9,737,424	6/20/11	3.000% Quarterly	137,505	17,340	120,165
JP Morgan Chase & Co. (CDX HY 6B)	21,354,000	6/20/11	3.000% Quarterly	301,546	46,183	255,363
JP Morgan Chase & Co. (CDX HY 8)	6,600,000	6/20/12	1.010% Quarterly	(20,118)	—	(20,118)
JP Morgan Chase & Co. (CDX HY 8)	31,750,000	6/20/12	0.910% Quarterly	(151,746)	—	(151,746)
JP Morgan Chase & Co. (CDX IG HVOL 9)	11,199,960	12/20/12	1.400% Quarterly	(309,940)	(234,002)	(75,938)
JP Morgan Chase & Co. (CMBX 1 2006-1 AAA)	10,631,000	10/12/52	0.100% Monthly	(398,663)	(579,362)	180,699

Notes to Schedule of Investments (unaudited) (continued)

Merrill Lynch & Co. Inc. (ABX.HE-AAA 06-1)	10,503,198	7/25/45	0.180% Monthly	(1,129,094)	(682,153)	(446,941)
Merrill Lynch & Co. Inc. (CDX HY 8)	31,750,000	6/20/12	0.920% Quarterly	(146,250)	—	(146,250)
Merrill Lynch & Co. Inc. (CDX HY 8)	30,600,000	6/20/12	0.820% Quarterly	(193,928)	—	(193,928)
Merrill Lynch & Co. Inc. (CDX HY 9)	9,220,000	12/20/12	2.300% Quarterly	35,456	—	35,456
Merrill Lynch & Co. Inc. (CDX HY 9)	9,340,000	12/20/12	2.000% Quarterly	(26,140)	—	(26,140)
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	7,090,000	2/17/51	0.350% Monthly	(522,887)	(842,655)	319,768
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	15,810,000	2/17/51	0.350% Monthly	(1,165,988)	(2,237,001)	1,071,013
Morgan Stanley & Co. Inc. (CMBX NA AM 1)	17,386,000	10/12/52	0.500% Monthly	(1,217,020)	(2,546,851)	1,329,831
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	3,888,705	6/25/36	4.420% Monthly	200,511	105,214	95,297
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	3,888,705	6/25/36	4.420% Monthly	200,511	86,085	114,426

Total	$945,568,235			$(8,467,712)	$(12,895,079)	$4,427,367

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (CDX IG 9)	$197,084,800	12/20/14	0.700% Quarterly	$4,550,333	$3,722,318	$828,015
Banc of America Securities LLC (CMBX 3 2007-1 AAA)	10,730,000	12/13/49	0.080% Monthly	643,800	643,800	—
Banc of America Securities LLC (MARKIT CDX HY 13)	13,860,000	12/20/14	5.000% Quarterly	(148,388)	127,518	(275,906)
Barclay’s Capital Inc. (MARKIT CDX HY 13)	49,500,000	12/20/14	5.000% Quarterly	(529,957)	(847,848)	317,891
Barclay’s Capital Inc. (MARKIT ITRX EUR)	33,930,000	12/20/15	1.000% Quarterly	893,380	786,944	106,436
Credit Suisse First Boston Inc. (CDX HY 12)	11,750,000	6/20/14	5.000% Quarterly	(260,230)	405,407	(665,637)
Credit Suisse First Boston Inc. (CDX IG 9)	27,878,400	12/20/14	0.700% Quarterly	643,662	526,537	117,125
Credit Suisse First Boston Inc. (CDX IG HVOL 10)	10,266,630	6/20/13	3.500% Quarterly	(213,552)	(290,581)	77,029
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	9,030,000	12/13/49	0.080% Monthly	586,950	721,292	(134,342)
Credit Suisse First Boston Inc. (MARKIT CDX HY 13)	28,116,000	12/20/14	5.000% Quarterly	(301,016)	1,599,972	(1,900,988)
Credit Suisse First Boston Inc. (MARKIT CDX HY 13)	49,500,000	12/20/14	5.000% Quarterly	(529,957)	(847,848)	317,891
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	16,780,000	12/13/49	0.080% Monthly	1,090,700	1,541,663	(450,963)
JP Morgan Chase & Co. (CDX HY 6B)	9,908,256	6/20/11	3.000% Quarterly	139,918	7,562	132,356
JP Morgan Chase & Co. (CDX IG HVOL 10)	27,719,901	6/20/13	3.500% Quarterly	(576,591)	(657,825)	81,234
Morgan Stanley & Co. Inc. (CDX HY 12)	23,500,000	6/20/14	5.000% Quarterly	(520,459)	917,578	(1,438,037)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	12,110,000	10/12/52	0.100% Monthly	454,125	716,000	(261,875)
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA)	27,870,000	3/15/49	0.070% Monthly	1,532,850	2,247,635	(714,785)
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA)	10,721,000	3/15/49	0.070% Monthly	589,655	703,177	(113,522)
Morgan Stanley & Co. Inc. (CMBX NA AM 4)	11,614,000	2/17/51	0.500% Monthly	1,974,384	3,012,512	(1,038,128)
Morgan Stanley & Co. Inc. (MARKIT CDX HY 13)	28,116,000	12/20/14	5.000% Quarterly	(301,016)	1,599,972	(1,900,988)
RBS Greenwich (CDX HY 10)	10,614,000	6/20/13	5.000% Quarterly	(458,197)	1,157,386	(1,615,583)

Total	$620,598,987			$9,260,394	$17,793,171	$(8,532,777)

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

3	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

5	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the notional amount of the swap agreement had been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$3,499,078	$(44,904,310)	$3,273,187	$(10,944,997)	—	—	$(70,121,661)	$(119,198,703)
Foreign Exchange Contracts	—	—	—	—	$3,428,884	$(13,640,488)	—	(10,211,604)
Credit Contracts	—	—	—	—	—	—	10,661,646	10,661,646

Total	$3,499,078	$(44,904,310)	$3,273,187	$(10,944,997)	$3,428,884	$(13,640,488)	$(59,460,015)	$(118,748,661)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$8,728,191
Written options	44,650,660
Forward foreign currency contracts (to buy)	204,655,114
Forward foreign currency contracts (to sell)	515,931,151
Futures contracts (to buy)	2,224,827,737
Futures contracts (to sell)	995,633,498

Average Notional Balance
Interest rate swap contracts	$812,086,300
Credit default swap contracts (to buy protection)	665,491,292
Credit default swap contracts (to sell protection)	1,696,978,745
Total return swap contracts	8,459,000

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV.

Notes to Schedule of Investments (unaudited) (continued)

The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $20,995,617. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $116,310,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 23, 2010